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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, as a Director of Loral Corporation, a New York corporation (the "Company"), and/or, as applicable, as an officer of the Company; does hereby constitute and appoint Michael B. Targoff and/or Eric J. Zahler to be his agent and attorney-in-fact; with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned; to sign in the name and on behalf of the undersigned, as Director of the Company or as Officer of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for fiscal year 1995; to execute and deliver any agreements, instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Report and amendments or supplements and generally to act for and in the name of the undersigned with respect to such filing as fully as could be undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed the Power of Attorney on the date set opposite his respective name.

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
                 SIGNATURES                                  TITLE                    DATE
                 ----------                                  -----                    ----

            /s/  ROBERT B. HODES                           Director              March 13, 1995
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               Robert B. Hodes
             /s/  GERSHON KEKST                            Director              March 13, 1995
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                Gershon Kekst

           /s/  MALVIN A. RUDERMAN                         Director              March 13, 1995
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             Malvin A. Ruderman

           /s/  E. DONALD SHAPIRO                          Director              March 13, 1995
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              E. Donald Shapiro

             /s/  ALLEN M. SHINN                           Director              March 13, 1995
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               Allen M. Shinn

         /s/  THOMAS J. STANTON, JR.                       Director              March 13, 1995
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           Thomas J. Stanton, Jr.

           /s/  DANIEL YANKELOVICH                         Director              March 13, 1995
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             Daniel Yankelovich
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